                                 LEASE AGREEMENT

                              TERMS AND DEFINITIONS

Date: March 1, 1994

Landlord:JOHN W. ADAMS; ELEANORE A. BRALY, TRUSTEE OF THE ELEANORE A. BRALY
         TRUST, A TRUST CREATED BY INSTRUMENT DATED FEBRUARY 11, 1993; ROMIE G. CARPENTER; MELODY LYNN GOFF; SELDEN SIMPSON

Landlord's Address:

                  c/o John W. Adams
                  513 First Bank Southwest
                  2201 Civic Circle
                  Amarillo, Texas 79106

Tenant:  QUALITY NISSAN, INC., a Texas corporation

Tenant's Address:

                  7300 I-40 West
                  Amarillo, Texas 79106

Premises:

                  The Land (hereinafter defined) and the Improvements (hereinafter defined).

Base Rent (monthly): $2,800.00

Initial Term (months):    A period beginning on the Lease Commencement Date
                          and ending on the Termination Date.

Lease Commencement Date:

                  March 1, 1994

Rent Commencement Date:

                  March 1, 1994

Termination Date: Fifty-eight (58) months after the Rent Commencement Date.

Use: The Premises may be used by Tenant for any lawful purpose.

Amount of Liability Insurance

         Death/Bodily Injury: $____________

         Property:            $____________

"Environmental Report" means a Phase I Environmental Report purchased by Landlord and addressed to Tenant that covers the Premises.

"Force Majeure" means any delay due to labor disputes, inability to obtain labor or materials, riots, war, fire or other casualty, or other causes beyond the reasonable control of the party delayed.

"Hazardous Materials" means any substance (a) which is or becomes defined as a "hazardous waste", "hazardous substance", pollutant or contaminant under any federal, state or local statute, regulation, rule, or ordinance or amendments thereto, or (b) which is toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic, or otherwise hazardous and is or becomes regulated by any governmental authority, agency, department, commission, board, agency, or instrumentality of the United States, the State of Texas, or any subdivision thereof.

"Improvements" means the buildings and improvements now or hereafter located on the Land.

"Land" means the land more fully described on Exhibit "A" attached hereto.

"Landlord" means the Landlord and its agents, employees, invitees, licensees, or visitors.

"Plans" means the architectural drawings for the Premises drawn by Tenant's architect.

"Rent" means Base Rent plus any other sums of money due Landlord by Tenant.

"Tenant" means Tenant and its agents, employees, invitees, licensees, or visitors.

"Term" means the initial Term and any extensions of the term of this Lease.

                           LEASE CLAUSES AND COVENANTS

A. Tenant agrees to--

     1. Lease the Premises for (a) the Initial Term, and (b) any extended terms if the Term is extended in accordance with this Lease.

     2. Accept the Premises in their present condition "as is".

     3. Obey all laws, ordinances, orders, and rules and regulations applicable to (a) the use, condition, and occupancy of the Premises, including obtaining all licenses and permits required for Tenant to conduct Tenant's business, and
(b) the generation, handling, and disposal of Hazardous Materials.

     4. Pay monthly, in advance, on first day of the month, the Base Rent to Landlord at Landlord's address beginning on the Rent Commencement Date. In the event the Rent Commencement Date is on a day other than the first day of a month, Tenant shall pay Base Rent for the fractional months at the beginning and at the expiration of the Term of a per diem basis.

     5. Pay, as additional rent, all other sums due under this Lease.

     6. Pay for all utility and janitorial services, trash removal, and other services used by Tenant.

     7. Allow Landlord to enter the Premises at reasonable hours to perform Landlord's obligations and inspect the Premises.

     8. Repair, replace, and maintain (a) any part of the Premises that Landlord is not obligated to repair, replace, or maintain, normal wear excepted, and (b) the roofs, foundations, and structural soundness of the Improvements to the extent such repairs, replacements, or maintenance is necessitated by any alterations, improvements or additions made by Tenant to the Premises.

     9. Submit in writing to Landlord any request for repairs, replacement, or maintenance that are the obligation of the Landlord.

     10. Maintain fire and extended coverage insurance on the Improvements for the full replacement value of the Improvements, naming Landlord as an additional insured.

     11. Maintain public liability insurance for the Premises and the conduct of Tenant's business, naming Landlord as an additional insured, in the amounts stated in the Terms and Definitions section of this Lease.

     12. Maintain insurance on Tenant's personal property located on the Land.

     13. Deliver certificates of insurance to Landlord before the Lease Commencement Date and thereafter when requested.

     14. Indemnify, defend, and hold Landlord harmless from any loss, attorney's fees, expenses, or claims arising out of Tenant's use of the Premises.

     15. Reimburse Landlord for Landlord's payment of all ad valorem taxes and special assessments levied or assessed against the Premises during the Term within thirty (30) days after Tenant's receipt of paid tax receipts from Landlord; provided, however, that if the useful life of a special assessment is greater than the remaining Term, Tenant's obligation to pay the special assessment shall be limited to an annual prorated portion of the special assessment. Real estate taxes shall be prorated for any partial calendar year at the beginning or at the end of the Term.

     16. Vacate the Premises on termination of this Lease.

     17. Submit the plans to Landlord and obtain Landlord's approval of the Plans prior to commencement of any construction on the Premises.

     18. Construct all alterations, improvements or additions to the Premises
(a) in a good and workmanlike manner, (b) in compliance with applicable governmental laws, ordinances, and rules and regulations, (c) in accordance with the Plans, (d) at Tenant's sole cost and expense, and (e) with due diligence subject to Force Majeure.

B. Tenant agrees not to--

     1. Use the Premises for any purpose other than that stated in the Terms and Definitions section of this Lease.

     2. (a) Create a nuisance, (b) permit any waste, or (c) use the Premises in any way that is extra hazardous, would increase insurance premiums, or would void insurance on the Improvements.

     3. Alter, improve, or make additions to the Premises without Landlord's written consent.

     4. Assign this Lease or sublease any portion of the Premises without Landlord's written consent.

C. Landlord agrees to--

     1. Lease to Tenant the Premises for (a) the Initial Term and (b) any extended terms if the Term is extended in accordance with this Lease.

     2. Obey all laws, ordinances, orders, and rules and regulations applicable to the use, condition, and occupancy of the Improvements.

     3. Provide Tenant quiet enjoyment and use of the Premises without hinderance by Landlord or anyone claiming through Landlord. Landlord warrants that Landlord has full authority to make this Lease and is the owner of the Premises.

     4. Provide normal utility service connections to the Premises.

     5. Maintain insurance on Landlord's personal property located on the Land.

     6. Pay in full and discharge all ad valorem taxes and special assessments levied or assessed against the Premises.

     7. Repair, replace, and maintain (a) the roofs, foundations, and structural soundness of the Improvements, and (b) the Premises to the extent such repairs, replacements or maintenance is necessitated by any negligent act of Landlord, or Landlord's agents or employees.

     8. Indemnify, defend, and hold Tenant harmless from any loss, attorney's fees, expenses, or claims arising out of (a) Landlord's use of the Premises prior to the Lease Commencement Date, (b) Landlord's placement, storage, manufacture, disposal, or handling of any Hazardous Materials on the Premises prior to the Lease Commencement Date, (c) any removal, abatement, remediation or disposal of any Hazardous Materials by Landlord, and (d) any breach or alleged breach of Landlord's representations set forth in paragraph E(18) of this Lease.

D. Landlord agrees not to--

     1. Interfere with Tenant's possession of the Premises as long as Tenant is not in default.

     2. Unreasonably withhold consent or approval to (a) the Plans, (b) Tenant's request to alter, improve, or make additions to the Premises, or (c) a proposed assignment or sublease.

E. Landlord and Tenant agree to the following:

     1. Alterations. Any physical alterations, additions or improvements made by Tenant to the Premises will become the property of Landlord.

     2. Affidavit of Dates. Upon determination of the Lease Commencement Date and the Rent Commencement Date, Landlord and Tenant will execute an affidavit setting forth the Lease Commencement Date, the Rent Commencement Date and the Termination Date.

     3. Option to Extend. Landlord grants to Tenant an option to extend the Initial Term for a period of sixty months. The option to extend the Term shall be exercised by Tenant delivering written notice to Landlord at least thirty
(30) days prior to the Termination Date. If Tenant exercises its option to extend the Initial Term, the extended term shall begin on the Termination Date and this Lease shall continue on the same terms, covenants and conditions, except Tenant shall pay Base Rent to Landlord during the extended term in the amount of $4,500.00 per month.

     4. Option to Purchase. Landlord grants to Tenant an option to purchase the Premises on the following terms and conditions: (a) Tenant may exercise its option to purchase the Premises by delivering written notice to Landlord at any time during the Initial Term of this Lease, or at any time during the first twelve (12) months of the extended term of this Lease if the Term is extended in accordance with this Lease. (b) The purchase price for the Premises shall be Four Hundred Thousand Dollars ($400,000.00). (c) Landlord and Tenant shall close the sale and purchase of the Premises within ninety (90) days after Tenant exercises its option to purchase the Premises. (d) Landlord shall sell the Premises to Tenant and convey to Tenant good and marketable title to the Premises, subject only to such liens, encumbrances, and conditions as may be approved in writing by Tenant.

     5. Release of Claims/Subrogation. Landlord and Tenant release each other from any claim, by subrogation or otherwise, for any damage to the Premises, the Improvements, or personal property within the Improvements, by reason of fire or the elements, regardless of cause, including negligence of Landlord or Tenant. This release applies only to the extent that it is permitted by law, the damage is covered by insurance proceeds, and the release does not adversely affect any insurance coverage.

     6. Notice to Insurance Companies. Landlord and Tenant will notify the issuing insurance companies of the release set forth in the preceding paragraph and will have the insurance policies endorsed, if necessary, to prevent invalidation of the insurance coverage.

     7. Casualty/Total or Partial Destruction. (a) If the Premises are damaged by casualty and can be restored within ninety (90) days, Landlord will, at its expense, restore the Premises to substantially the same condition as they existed before the casualty. If Landlord fails to complete restoration within ninety (90) days from the date of written notification by Tenant to Landlord of the casualty, Tenant may terminate this lease by written notice to Landlord. (b) If the Premises cannot be restored within ninety (90) days, Landlord has an option to restore or not to restore the Premises. If Landlord chooses not to restore, this Lease will terminate. If Landlord chooses to restore, it will notify Tenant of the estimated time to restore and give Tenant an option to terminate this Lease by notifying Landlord within ten (10) days. If Tenant does not terminate this Lease, it shall continue and Landlord shall restore the Premises as provided in (a) above. (c) To the extent the Premises are untenantable after the casualty, the Rent will be adjusted as may be fair and reasonably until the Premises are restored.

     8. Condemnation/Substantial or Partial Taking. (a) If the Premises cannot be used for the purposes contemplated by this Lease because of condemnation or purchase in lieu of condemnation, this Lease will terminate. (b) If there is a condemnation or purchase in lieu of condemnation and this Lease is not terminated, Landlord will, at Landlord's expense, restore the Premises, and the Rent payable during the unexpired portion of the Term will be adjusted as may be fair and reasonable. (c) Landlord shall be entitled to the condemnation award for the legally recoverable value of its interest in the Premises and damages to any of its remaining property. Tenant shall be entitled to the condemnation award for the legally recoverable value of its leasehold interest in the Premises, its relocation expenses, damages to its business, and damages to any of its remaining property.

     9. Default by Landlord/Events. Defaults by Landlord are failing to comply with any provision of this Lease within thirty (30) days after written notice.

     10. Default by Landlord/Tenant's Remedies. Tenant's remedies for Landlord's default are to (a) terminate this Lease by written notice and sue for damages, or (b) cure Landlord's default by any reasonably action deemed necessary by Tenant, and in connection with such remedy pay expenses and incur obligations. In the event Tenant pays expenses or incurs obligations to remedy Landlord's default, Tenant shall be reimbursed by Landlord upon request for all sums expended or obligations incurred by Tenant. If Landlord fails to reimburse Tenant within fifteen (15) days of Tenant's request for reimbursement, Tenant may, in addition to exercising any remedies available at law or in equity, deduct the expenses paid and obligations incurred from the Rent subsequently becoming due under this Lease.

     11. Default by Tenant/Events. Defaults by Tenant are (a) failing to pay Rent within ten (10) days after the date payment is due, or (b) failing to comply within thirty (30) days after written notice with any provision of this Lease other than the default set forth in (a) above; provided, however, that if such default cannot reasonably be cured within the thirty (30) day period and Tenant commences curing such default within the allowed curative period and thereafter diligently prosecutes the same to completion, Landlord shall not invoke any of its remedies under the Lease for such default.

     12. Default by Tenant/Landlord's Remedies. Landlord's remedies for Tenant's default are to (a) enter and take possession of the Premises, after which Landlord may relet the Premises on behalf of Tenant and receive the rent directly by reason of the reletting, and Tenant agrees to reimburse Landlord for any expenditures made in order to relet; (b) enter the Premises and perform Tenant's obligations and Tenant agrees to reimburse Landlord for any expenditures made in order to perform Tenant's obligations; or (c) terminate this Lease by written notice and sue for damages.

     13. Default/Waiver/Mitigation. It is not a waiver of default if the nondefaulting party fails to declare immediately a default or delays in taking any action. Pursuit of any remedies set forth in this Lease does not preclude pursuit of other remedies in this Lease or provided by law. Landlord and Tenant have a duty to mitigate damages.

     14. Holdover. If Tenant does not vacate the Premises following termination of this Lease, Tenant shall be a tenant at will and shall vacate the Premises on receipt of notice from Landlord. No holding over by Tenant, whether with or without the consent of Landlord, will extend the Term.

     15. Notices. Any notice given pursuant to this Lease must be in writing, and must be given by (a) depositing the same in the United States mail, postage prepaid, registered or certified, and addressed to the party to be notified, with return receipt requested, or (b) delivering the same in person to such party. Notice provided in any manner hereinabove described shall be deemed given when received by the party to be notified. For purposes of notice the addresses of the parties shall, until changed as hereinafter provided, be as stated on page 1 of this Lease. Landlord and Tenant shall have the right to change their respective addresses upon at least ten (10) days written notice to the other party.

     16. Signs. Tenant shall have the right to place signs and trade fixtures on the Premises and remove the signs and trade fixtures from the Premises within a reasonable time after the expiration or termination of this Lease. All signs placed on the Premises shall conform with all applicable laws.

     17. Waiver of Liens. Landlord waives its rights, statutory or otherwise, to claim a lien against all or any part of Tenant's equipment, inventory, and personal property located on or in the Premises that is encumbered by a security interest related to Tenant's floor plan financing.

     18. Representations of Landlord. Landlord represents that (a) there are no liens, security interests or other encumbrances covering the Premises or any part thereof, except that certain deed of trust dated June 9, 1986, from John W. Adams to R. Wesley Savage, Trustee, for the benefit of Amarillo National Bank, recorded in Volume 626, Page 243 of the Deed of Trust Records of Randall County, Texas, and (b) the Premises are in compliance in all material respects with all federal, state, and local environmental laws, ordinances, rules, regulations and orders. If at any time during the Term, the Premises are found not to be in compliance with a federal, state, or local environmental law, ordinance, rule, regulation, or order, and such noncompliance is not related to Tenant's use of the Premises, Landlord shall remove, abate, or remediate the environmental condition causing the noncompliance. During any period of environmental remediation work on the Premises, the rent shall be reduced to an amount that is fair and reasonable until such remediation work has been completed.

     19. Alternative Dispute Resolution. Landlord and Tenant agree to mediate any controversy or claim arising out of or relating to this Lease in good faith. Landlord and Tenant agree that, following mediation, all unresolved issues shall be resolved by binding arbitration. Absent an agreement to use other rules, the arbitration will be controlled by the American Arbitration Association's Commercial Arbitration Rules.

     20. Attorney's Fees. If either party retains an attorney to enforce this Lease, the prevailing party is entitled to recover reasonable attorney's fees.

     21. Venue. Venue is in Randall County, Texas.

     22. Entire Agreement. This Lease, together with the attached exhibits, is the entire agreement of the parties, and there are no oral representations, warranties, agreements, or promises pertaining to this Lease or to the exhibits not incorporated in writing in this Lease. This Lease replaces and supercedes the Lease dated October 12, 1993, between Landlord and Westgate Nissan, Inc.

     23. Amendment of Lease. This Lease may be amended only by an instrument in writing signed by Landlord and Tenant.

     24. Gender; Number. Whenever the context of this Lease requires, the masculine gender includes the feminine or neuter, and the singular number includes the plural, and the vice versa.

     25. Joint and Several Liability. All agreements, covenants, representations, and warranties made by Landlord in this Lease shall and are intended to create joint and several liability on John W. Adams; Eleanore A. Braly, Trustee of the Eleanore A. Braly Trust, a trust created by instrument dated February 11, 1993; Romie G. Carpenter; Melody Lynn Goff; and Selden Simpson.

     26. Counterparts. This Lease may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which shall constitute one instrument.


         LESSOR:                    /s/ John W. Adams
                                    ------------------------------------------
                                        John W. Adams

                                    Eleanore A. Braly, Trustee of the
                                    Eleanore A. Braly Trust, a trust created
                                     by instrument dated February 11, 1993


                                    By:_______________________________________
                                    Eleanore A. Braly, Trustee




                                    ------------------------------------------
                                    Romie G. Carpenter



                                    ------------------------------------------
                                    Melody Lynn Goff


                                    /s/ Seldon Simpson
                                    ------------------------------------------
                                    Seldon Simpson


         LESSEE:                    QUALITY NISSAN, INC.,
                                    a Texas corporation


                                    By: /s/ Bill A. Gilliland
                                       ---------------------------------------
                                        Bill A. Gilliland, Vice President

     24. Gender; Number. Whenever the context of this Lease requires, the masculine gender includes the feminine or neuter, and the singular number includes the plural, and the vice versa.

     25. Joint and Several Liability. All agreements, covenants, representations, and warranties made by Landlord in this Lease shall and are intended to create joint and several liability on John W. Adams; Eleanore A. Braly, Trustee of the Eleanore A. Braly Trust, a trust created by instrument dated February 11, 1993; Romie G. Carpenter; Melody Lynn Goff; and Selden Simpson.

     26. Counterparts. This Lease may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which shall constitute one instrument.


         LESSOR:
                                    ------------------------------------------
                                        John W. Adams

                                    Eleanore A. Braly, Trustee of the
                                    Eleanore A. Braly Trust, a trust created
                                     by instrument dated February 11, 1993


                                    By: /s/ Eleanore A. Braly, Trustee
                                       ---------------------------------------
                                    Eleanore A. Braly, Trustee




                                    ------------------------------------------
                                    Romie G. Carpenter



                                    ------------------------------------------
                                    Melody Lynn Goff



                                    ------------------------------------------
                                    Seldon Simpson


         LESSEE:                    QUALITY NISSAN, INC.,
                                    a Texas corporation


                                    By:
                                       ---------------------------------------

     24. Gender; Number. Whenever the context of this Lease requires, the masculine gender includes the feminine or neuter, and the singular number includes the plural, and the vice versa.

     25. Joint and Several Liability. All agreements, covenants, representations, and warranties made by Landlord in this Lease shall and are intended to create joint and several liability on John W. Adams; Eleanore A. Braly, Trustee of the Eleanore A. Braly Trust, a trust created by instrument dated February 11, 1993; Romie G. Carpenter; Melody Lynn Goff; and Selden Simpson.

     26. Counterparts. This Lease may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which shall constitute one instrument.


         LESSOR:
                                    ------------------------------------------
                                        John W. Adams

                                    Eleanore A. Braly, Trustee of the
                                    Eleanore A. Braly Trust, a trust created
                                     by instrument dated February 11, 1993


                                    By:
                                       ---------------------------------------
                                    Eleanore A. Braly, Trustee



                                    /s/ Romie G. Carpenter
                                    ------------------------------------------
                                    Romie G. Carpenter



                                    ------------------------------------------
                                    Melody Lynn Goff



                                    ------------------------------------------
                                    Seldon Simpson


         LESSEE:                    QUALITY NISSAN, INC.,
                                    a Texas corporation


                                    By:
                                       ---------------------------------------

     24. Gender; Number. Whenever the context of this Lease requires, the masculine gender includes the feminine or neuter, and the singular number includes the plural, and the vice versa.

     25. Joint and Several Liability. All agreements, covenants, representations, and warranties made by Landlord in this Lease shall and are intended to create joint and several liability on John W. Adams; Eleanore A. Braly, Trustee of the Eleanore A. Braly Trust, a trust created by instrument dated February 11, 1993; Romie G. Carpenter; Melody Lynn Goff; and Selden Simpson.

     26. Counterparts. This Lease may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which shall constitute one instrument.


         LESSOR:
                                    ------------------------------------------
                                        John W. Adams

                                    Eleanore A. Braly, Trustee of the
                                    Eleanore A. Braly Trust, a trust created
                                     by instrument dated February 11, 1993


                                    By:
                                       ---------------------------------------
                                    Eleanore A. Braly, Trustee




                                    ------------------------------------------
                                    Romie G. Carpenter


                                    /s/ Melody Lynn Goff
                                    ------------------------------------------
                                    Melody Lynn Goff



                                    ------------------------------------------
                                    Seldon Simpson


         LESSEE:                    QUALITY NISSAN, INC.,
                                    a Texas corporation


                                    By:
                                       ---------------------------------------

                                   EXHIBIT "A"

TRACT 1:

     A tract of land 300 feet wide and 325 feet long out of Section 185, Block 2, AB&M Survey, Randall County, Texas, described as follows:

     BEGINNING at a point in the east right-of-way line of Georgia Street, being 60 feet east and 1,518.25 feet north of the southwest corner of Section 185;

     THENCE north 0 DEG. 10' west 300 feet along said east right-of-way line of Georgia Street to a point;

     THENCE north 89 DEG. 50' east 325 feet to a point;

     THENCE south 0 DEG. 10' east 300 feet to a point;

     THENCE south 89 DEG. 50' west 325 feet to the PLACE OF BEGINNING, and containing 2.238 acres of land more or less.

TRACT 2:

     Being a tract of land out of Section 185, Block 2, AB&M Survey, Randall County, Texas, being a portion of Tracts 10 and 11 of Eberstadt and Brock Subdivision, described by metes and bounds as follows:

     BEGINNING at a point 1,838.25 feet north 0 DEG. 10' west and 60 feet north 89 DEG. 50' east of the southwest corner of Section 185 for the southwest corner of this tract;

     THENCE north 0 DEG. 10' west along the east line of Georgia
     Street, at 35 feet cross the north line of Tract 10 and the south line of Tract 11, continue a total distance of 70.11 feet to a point for the northwest corner of this tract;

     THENCE north 89 DEG. 50' east 325 feet to a point;

     THENCE south 0 DEG. 10' east 60.11 feet to a point;

     THENCE south 89 DEG. 50' west 32.26 feet to a point;

     THENCE south 10 DEG. 10' east 10 feet to a point;

     THENCE south 89 DEG. 50' west 292.74 feet to the POINT OF
     BEGINNING.